ANNUAL STATEMENT OF COMPLIANCE

OF

LNR PARTNERS, LLC

The undersigned, Arnold Shulkin, being the Head of Special Servicer of LNR Partners, LLC (the "Special Servicer"), as special servicer under the applicable Pooling and Servicing Agreement for the transactions listed on Schedule I hereto, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, on behalf of the Special Servicer, solely in his capacity as an authorized officer of the Special Servicer and not in his individual capacity, as follows:

1.
A review of the activities performed by the Special Servicer during the period commencing on January 1, 2025 and ending on December 31, 2025 (or any other shorter period set forth on Schedule I hereto) (the "Reporting Period"), and of the Special Servicer's performance under the Pooling and Servicing Agreement has been made under my supervision; and
2.
To the best of my knowledge, based on such review and using the applicable servicing criteria under Item 1122 of Regulation AB, the Special Servicer has fulfilled all of its obligations under the applicable Pooling and Servicing Agreement in all material respects throughout the Reporting Period.

LNR PARTNERS, LLC,

a Florida limited liability company

By: _/s/ Arnold Shulkin ___

Arnold Shulkin

Head of Special Servicing

Dated: February 16, 2026

SCHEDULE 1
LNR Deals	LNR Capacities
BMARK 2019-B12 (Companion loan included in BMARK 2019-B10)	LNR Special Servicer
CGCMT 2019-GC43 (Companion loan included in BMARK 2019-B13)	LNR Special Servicer
BACM 2016-UB10 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
BANK 2017-BNK7 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
BANK 2018-BN11 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BANK 2018-BN12 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BANK 2019-BN24 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
BANK 2020-BN26 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
Benchmark 2021-B23 (Companion loan included in GRACE 2020-GRCE)	LNR Special Servicer
BMARK 2018-B1 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2018-B2 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2018-B3 (Companion loan in BMARK 2018-B1)	LNR Special Servicer
BMARK 2018-B3 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
BMARK 2019-B10 (Companion loan included in BMARK 2019-B9)	LNR Special Servicer
BMARK 2019-B12 (Companion loan included in GSMS 2019-GC40)	LNR Special Servicer
BMARK 2019-B14 (Companion loan included in BMARK 2019-B15)	LNR Special Servicer
BMARK 2019-B15	LNR Special Servicer

1 of 7

LNR Deals	LNR Capacities
BMARK 2019-B15 (Companion included in BMARK 2019-B13)	LNR Special Servicer
BMARK 2019-B9	LNR Special Servicer
BMARK 2020-B16 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
BMARK 2020-B19 (Companion loan included in BMARK 2020-B18)	LNR Special Servicer
BMARK 2022-B35 (Companion loan included in BMARK 2022-B34)	LNR Special Servicer
BMARK 2025-V13	LNR Special Servicer
BMARK 2025-V13 (Companion loan included in BBCMS 2024-5C31)	LNR Special Servicer
BMARK 2025-V16	LNR Special Servicer
BMARK 2025-V16 (Companion loan included in BMO 2025-5C11)	LNR Special Servicer
BMO 2024-C10 (Companion loan included in Bank 2024-BNK48 and BBCMS 2024-C28)	LNR Special Servicer
BMO 2024-C8 (Companion loan included in Benchmark 2023-B40)	LNR Special Servicer
BMO 2025-5C10 (Companion loan included in Benchmark 2025-V13, BBCMS 2024-5C31 and BMO 2025-5C11)	LNR Special Servicer
BMO 2025-C11	LNR Special Servicer
BX 2017-IMC	LNR Special Servicer
BX 2019-IMC	LNR Special Servicer
CALI 2024-SUN	LNR Special Servicer
CD 2005-CD1	LNR Special Servicer
CD 2005-CD1	LNR Special Servicer
CD 2007-CD4	LNR Special Servicer
CD 2007-CD4 (Companion loan included in JPMCC 2006-LDP7; COMM 2006-C8)	LNR Special Servicer
CD 2017-CD3 (Companion loan included in WFCM 2016-LC25; HLT 2016-HHV)	LNR Special Servicer

2 of 7

LNR Deals	LNR Capacities
CF 2019-CF3 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
CFCRE 2016-C6 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
CGCC 2014-FL2	LNR Special Servicer
CGCMT 2006-C5	LNR Special Servicer
CGCMT 2007-C6	LNR Special Servicer
CGCMT 2008-C7	LNR Special Servicer
CGCMT 2008-C7 (Compliance loan included in GSMS 2013-GC10)	LNR Special Servicer
CGCMT 2012-GC8	LNR Special Servicer
CGCMT 2013-GC15	LNR Special Servicer
CGCMT 2013-GC17	LNR Special Servicer
CGCMT 2013-GCJ11	LNR Special Servicer
CGCMT 2013-GCJ11 (Companion loan included in GSMS 2013-GC10)	LNR Special Servicer
CGCMT 2014-C25 (Companion loan included in WFRBS 2014-C22; GSMS 2014-GC24)	LNR Special Servicer
CGCMT 2014-GC19	LNR Special Servicer
CGCMT 2014-GC19 (Companion loan included in GSMS 2014-GC18)	LNR Special Servicer
CGCMT 2014-GC21 (Companion loan included in CGCMT 2014-GC21)	LNR Special Servicer
CGCMT 2014-GC21 (Companion loan included in GSMS 2014-GC20)	LNR Special Servicer

3 of 7

LNR Deals	LNR Capacities
CGCMT 2014-GC25 (Companion loan included in GSMS 2014-GC24)	LNR Special Servicer
CGCMT 2015-GC31 (Companion loan included in GSMS 2015-GC30)	LNR Special Servicer
CGCMT 2015-GC33	LNR Special Servicer
CGCMT 2015-GC33 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
CGCMT 2015-GC35 (Companion loan included in GSMS 2015-GS1; GSMS 2015 GC34)	LNR Special Servicer
CGCMT 2015-GC35 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
CGCMT 2015-P1	LNR Special Servicer
CGCMT 2015-P1 (Companion loan included in COMM 2015-CCRE24)	LNR Special Servicer
CGCMT 2016-C1	LNR Special Servicer
CGCMT 2016-C1 (Companion loan included in CGCMT 2016-GC36)	LNR Special Servicer
CGCMT 2016-C2 (Companion loan included in JPMCC 2016-JP2 and CGCMT 2016-C1)	LNR Special Servicer
CGCMT 2016-C3 (Companion loan included in CGCMT 2016-P5)	LNR Special Servicer
CGCMT 2016-C3 (Companion loan included in MSBAM 2016-C30)	LNR Special Servicer
CGCMT 2016-C3 (Companion loan included in WFCM 2016-LC25)	LNR Special Servicer
CGCMT 2016-GC36 (Companion loan GSMS 2015-GS1; GSMS 2015-GC34)	LNR Special Servicer
CGCMT 2016-GC37 (Companion loan included in CGCMT 2016-GC36)	LNR Special Servicer

4 of 7

LNR Deals	LNR Capacities
CGCMT 2016-P3 (Companion loan included in CGCMT 2016-GC36)	LNR Special Servicer
CGCMT 2016-P4 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
CGCMT 2016-P4 (Companion loan included in JPMCC 2016-JP2 and CGCMT 2016-GC36)	LNR Special Servicer
CGCMT 2016-P5	LNR Special Servicer
CGCMT 2016-P5 (Companion loan included in JPMCC 2016-JP2 and MSBAM 2016-C30)	LNR Special Servicer
CGCMT 2016-P6 (Companion loan included in CGCMT 2016-P5)	LNR Special Servicer
CGCMT 2017-B1	LNR Special Servicer
CGCMT 2017-B1 (Companion loan included in DAFC 2017-AMO)	LNR Special Servicer
CGCMT 2017-P7 (Companion loan included in CSAIL 2017-C8)	LNR Special Servicer
CGCMT 2017-P8 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
CGCMT 2018-B2	LNR Special Servicer
CGCMT 2018-C6 (Companion loan included in BMARK 2018-B7)	LNR Special Servicer
CGCMT 2019-C7	LNR Special Servicer
CGCMT 2019-C7 (Companion loan included in MSC 2019-L3)	LNR Special Servicer
CGCMT 2019-GC41 (Companion loan included in BMARK 2019-B13	LNR Special Servicer

5 of 7

LNR Deals	LNR Capacities
CGCMT 2020-GC46 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
CSAIL 2018-CX11 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
GSMS 2012-GCJ9 (Companion loan included in CGCMT 2012-GC8)	LNR Special Servicer
GSMS 2014-GC18 (Companion loan included in CGCMT 2014- GC19)	LNR Special Servicer
GSMS 2014-GC20 (Companion loan included in CGCMT 2014- GC21)	LNR Special Servicer
GSMS 2014-GC22 (Companion loan included in CGCMT 2014-GC21)	LNR Special Servicer
GSMS 2015-GC32 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
GSMS 2015-GC34 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
GSMS 2015-GS1 (Companion loan included in CGCMT 2015-GC33)	LNR Special Servicer
JPMDB 2016-C2 (Companion loan included in CGCMT 2016-C1)	LNR Special Servicer
JPMDB 2018-C8 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
JPMDB 2019-COR6 (Companion loan included in BMARK 2019-B15)	LNR Special Servicer
MEZZ 2006-C4 (Companion loan included in CGCMT 2006-C5)	LNR Special Servicer
MSBAM 2016-C30 (Companion loan included in CGCMT 2016-P5)	LNR Special Servicer
MSC 2018-H3 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
MSC 2020-L4 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer
UBSCM 2018-C9 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
UBSCM 2019-C18 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer

6 of 7

LNR Deals	LNR Capacities
WFCM 2015-NXS3 (Companion loan included in CGCMT 2015-P1)	LNR Special Servicer
WFCM 2017-C39 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
WFCM 2017-C42 (Companion loan included in CGCMT 2017-B1)	LNR Special Servicer
WFCM 2018-C43 (Companion loan included in CGCMT 2018-B2)	LNR Special Servicer
WFCM 2020-C55 (Companion loan included in CGCMT 2019-C7)	LNR Special Servicer

7 of 7